First Quarter FY 2016 Earnings Summary April 26, 2016 R 4.0 Exhibit 99.2

1Q-2016 Financial Results|  2
Forward-Looking Statements and Non-GAAP Disclosures
Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-
looking statements.  Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,”
“forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our
management are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors.  Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris
and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Relating to
Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Common Stock”
in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2015, filed with the U.S
Securities and Exchange Commission on February 29, 2016, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange
Commission.  Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.
Safe Harbor
Non-GAAP Measures
Management uses certain non-GAAP
measurements to assess the Company’s current and future financial performance.  The non-GAAP measurements do not replace the presentation of the Company’s GAAP financial results.  These measurements provide supplemental information to assist management in analyzing the
Company’s financial position and results of operations.  Reconciliations of the non-GAAP financial measures used throughout this presentation to comparable GAAP measures can be found in Appendix and on the Entegris website:  www.entegris.com.

1Q-2016 Financial Results|  3
($ Millions)
1Q16
1Q16 Guidance
4Q15
1Q15
1Q16
over
4Q15
1Q16
over
1Q15
Net Revenue
$267.0
$250 to $265
$266.8
$263.4
0.1%
1.4%
Gross Margin
43.0%
42% to 43%
41.0%
44.2%
4.9%
(2.7%)
Non-GAAP Operating
Expenses
$73.9
$72.2
$74.1
2.4%
(0.3%)
Adjusted EBITA
(1)
$40.8
$37.1
$42.5
10.0%
(4.0%)
Adjusted EBITA Margin
(1)
15.3%
13.9%
16.1%
10.1%
(5.0%)
Non-GAAP Tax Rate
26.8%
28%
(3.5%)
27.5%
NM
(2.5%)
Non-GAAP Net Income
$23.6
$28.8
$25.4
(18.1%)
(7.1%)
Non-GAAP EPS
$0.17
$0.13 to $0.17
$0.20
$0.18
(15.0%)
(5.6%)
Summary –
Consolidated Statement of Operations
Summary –
Consolidated Statement of Operations
1. See GAAP to Non-GAAP statements in the Company’s press release

1Q-2016 Financial Results|  4
Results By Segment
Results By Segment
Sales by Segment
4Q15
1Q16
4Q15
1Q16
$ in Millions
Profit Margin by Segment
(1)
4Q15
1Q16
4Q15
1Q16
% Sales
1. Excludes amortization of intangibles and unallocated expenses.
20.2%
21.3%
22.8%
21.4%
Critical Materials Handling
Electronic Materials
$163.6
$103.2
$166.2
$100.8
Critical Materials Handling
Electronic Materials

1Q-2016 Financial Results|  5
Revenue by Geography
Revenue by Geography
Revenue By Geography
Asia
Japan
Europe
N. America
4Q15
1Q16
Revenue by Geography Sequential Trends
$ in Millions
4Q15
1Q16
4Q15
1Q16
4Q15
1Q16
Q1-2016
$61.1
$143.6
$34.3
$27.8
$64.0
$141.2
$35.2
$26.7
US
Asia
Japan
Europe

1Q-2016 Financial Results|  6
1Q16
4Q15
1Q15
($ Millions)
$ Amount
% Total
$ Amount
% Total
$ Amount
% Total
Cash & Cash
Equivalents
$344.4
20.8%
$349.8
21.2%
$341.4
19.9%
Accounts
Receivable, net
$149.8
9.1%
$141.4
8.6%
$184.7
10.7%
Inventories
$184.0
11.1%
$173.2
10.5%
$166.2
9.7%
Net PP&E
$322.7
19.5%
$321.3
19.5%
$313.1
18.2%
Total Assets
$1,653.8
$1,646.7
$1,719.8
Current Liabilities
(1)
$161.7
9.8%
$175.6
10.7%
$228.0
13.3%
Long-term debt,
excluding
current maturities
$606.6
36.7%
$606.0
36.8%
$653.9
38.0%
Total
Liabilities
$832.0
50.3%
$843.8
51.2%
$965.3
56.1%
Total Shareholders’ Equity
$821.8
49.7%
$802.9
48.8%
$754.5
43.9%
AR Turnover Days
51.2
48.4
64.0
Inventory Turns
3.4
3.5
3.6
Summary –
Balance Sheet Items
Summary –
Balance Sheet Items
1. Current Liabilities in 1Q15, 4Q15, 1Q16 includes $75 million, $50 million, and $50 million of current maturities of long term debt

1Q-2016 Financial Results|  7
EBITDA
EBITDA
($ in Millions)
$51
$55
19.3%
0
0.05
0.1
0.15
0.2
25
30
35
40
45
50
55
60
4Q15
1Q16
Adjusted EBITDA
Adj. EBITDA
EBITDA margin
$234
$231
22.1%
0
0.05
0.1
0.15
0.2
25
75
125
175
225
275
TTM -
1Q15(1)
TTM -
1Q16
Adjusted EBITDA
Adj. EBITDA
EBITDA margin
20.4%
21.3%

1Q-2016 Financial Results|  8
($ Millions)
1Q16
4Q15
1Q15
Beginning Cash Balance
$349.8
$301.1
$389.7
Cash from operating activities
$17.3
$52.2
$(0.1)
Capital expenditures
$(17.8)
$(16.3)
$(20.5)
Payments
on long-term debt
-
-
$(25)
Other investing activities
$(2.5)
$(5.9)
$1.1
Other financing activities
$(5.6)
$6.4
$(1.4)
Effect of exchange rates
$3.2
$0.5
$(2.4)
Ending Cash Balance
$344.4
$349.8
$341.4
Free Cash Flow
$(0.5)
$35.9
$(20.6)
Adjusted EBITDA
$54.5
$55.8
$51.4
Cash Flows
Cash Flows

1Q-2016 Financial Results|  9
Outlook
Outlook
($ Millions, except
per share data)
2Q16 Guidance
1Q16
2Q15
Net Revenue
$270 to $285
$267.0
$280.7
Gross Margin
43.5% to 44.5%
43.0%
45.6%
Non-GAAP Operating
Expenses
$74 to $77
$73.9
$74.4
Non-GAAP Tax Rate
28%
26.8%
25%
Non-GAAP Net Income
$26 to $31
$23.6
$33.9
Non-GAAP EPS
$0.18 to $0.22
$0.17
$0.24

1Q-2016 Financial Results| 10 Appendix and Non-GAAP Reconciliation Table Appendix and Non-GAAP Reconciliation Table

Three months ended April 2, 2016		
	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$267,024	$-	$267,024
Cost of sales	152,318	-	152,318
Gross profit	114,706	-	114,706
Selling, general and administrative expenses	47,956	-	47,956
Engineering, research and development expenses	25,902	-	25,902
Amortization of intangible assets (a)	11,289	(11,289)	-
Operating income	29,559	11,289	40,848
Interest expense, net	9,149	-	9,149
Other income, net (b)	(675)	118	(557)
Income before income tax expense and equity in net loss of affiliates	21,085	11,171	32,256
Income tax expense (c)	4,873	3,766	8,639
Net income	$16,212	$7,405	$23,617
Basic income per common share:	$0.12	$0.05	$0.17
Diluted income per common share:	$0.11	$0.05	$0.17
Weighted average shares outstanding:			
Basic	140,780	140,780	140,780
Diluted	141,371	141,371	141,371

Entegris

1Q-2016 Financial Results|  11
Non GAAP Reconciliation Table
GAAP to Non-GAAP Reconciliation of Statement of Operations
Non GAAP Reconciliation Table
GAAP to Non-GAAP Reconciliation of Statement of Operations
(In thousands, except per share data)
(Unaudited)
a)
Amortization expense for the three months ended April 2, 2016 is adjusted for $11.3 million for amortization expense related to acquisitions.
b)
Other income, net for the three months ended April 2, 2016 is adjusted for a $0.1 million gain on the sale of an equity investment.
c)
Income tax expense for the three months ended April 2, 2016 is adjusted for $3.8 million related to the adjustments noted above.
The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations.  The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to better facilitate the assessment and measurement of the Company’s operating performance.

Three months ended		
	April 2, 2016	**March 28, 2015**	**December 31, 2015**
Net sales	$267,024	$263,373	$266,786
Net income	$16,212	$14,872	$17,573
Adjustments to net income:			
Equity in net loss of affiliates	-	102	1,469
Income tax expense (benefit)	4,873	4,670	(4,731)
Interest expense, net	9,149	9,628	9,694
Other income, net	(675)	(1,733)	(3,889)
GAAP – Operating income	29,559	27,539	20,116
Integration costs	-	2,612	5,584
Amortization of intangible assets	11,289	12,307	11,441
Adjusted operating income	40,848	42,458	37,141
Depreciation	13,700	13,319	14,225
Adjusted EBITDA	$54,548	$55,777	$51,366
Adjusted operating margin	15.3%	16.1%	13.9%
Adjusted EBITDA – as a % of net	20.4%	21.2%	19.3%

Entegris

1Q-2016 Financial Results|  12
Non GAAP Reconciliation Table
Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA
Non GAAP Reconciliation Table
Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA
(In thousands, except per share data)
(Unaudited)

Three months ended		
	April 2, 2016	March 28, 2015	December 31, 2015
GAAP net income	$16,212	$14,872	$17,573
Adjustments to net income:			
Integration costs	-	2,612	5,584
Net (gain) loss on impairment or sale of investment	(118)	673	(2,016)
Amortization of intangible assets	11,289	12,307	11,441
Tax effect of adjustments to net income	(3,766)	(5,018)	(3,760)
Non-GAAP net income	$23,617	$25,446	$28,822
Diluted earnings per common share	$0.11	$0.11	$0.12
Effect of adjustments to net income	0.05	0.08	0.08
Diluted non-GAAP earnings per common share	$0.17	$0.18	$0.20

Entegris

1Q-2016 Financial Results|  13
Non GAAP Reconciliation Table
Reconciliation of GAAP to Non-GAAP Earnings Per Share
Non GAAP Reconciliation Table
Reconciliation of GAAP to Non-GAAP Earnings Per Share
(In thousands, except per share data)
(Unaudited)

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